                                                       REGISTRATION NO. 333-9627

   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 31, 1996.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                AMENDMENT NO. 4
                                       TO
                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1993
                            ------------------------

                             DATAPOINT CORPORATION
             (Exact name of registrant as specified in its charter)

              DELAWARE                                3571                               74-1605174
  (State or other jurisdiction of         (Primary Standard Industrial                (I.R.S. Employer
   incorporation or organization)         Classification Code Number)               Identification No.)

                               4 RUE D'AGUESSEAU
                              75008 PARIS, FRANCE

                              8410 DATAPOINT DRIVE
                         SAN ANTONIO, TEXAS 78229-8500
             (Address of principal executive offices and zip code)

                                (33-1) 4007 3737
                                 (210) 593-7000
              (Registrant's telephone number, including area code)

                               GERALD N. AGRANOFF
                       VICE PRESIDENT AND GENERAL COUNSEL
                             DATAPOINT CORPORATION
                              8410 DATAPOINT DRIVE
                         SAN ANTONIO, TEXAS 78229-8500
                                 (210) 593-7000
 (Name, address, including ZIP Code, and telephone number, including area code, of agent for service)

                           --------------------------

                                WITH A COPY TO:

                              Selig D. Sacks, Esq.
                        Pryor, Cashman, Sherman & Flynn
                                410 Park Avenue
                            New York, New York 10022
                                 (212) 421-4100

                           --------------------------

 APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE OF SECURITIES TO THE PUBLIC:
     UPON CONSUMMATION OF THE TRANSACTIONS DESCRIBED IN THE ENCLOSED PROXY
                             STATEMENT-PROSPECTUS.

                           --------------------------

    If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box / /

                           --------------------------

                        CALCULATION OF REGISTRATION FEE

                                                                PROPOSED MAXIMUM  PROPOSED MAXIMUM
           TITLE OF EACH CLASS OF                AMOUNT TO       OFFERING PRICE      AGGREGATE         AMOUNT OF
        SECURITIES TO BE REGISTERED            BE REGISTERED        PER UNIT       OFFERING PRICE   REGISTRATION FEE
Common Stock, par value $.25 per share......     6,071,182                                          $2,455.85(1)(2)

(1) Pursuant to Rule 457(f)(1), the registration fee has been calculated on the basis of the market value of the $1.00 Exchangeable Preferred Stock, $20.00 liquidation preference per share, to be received by the Registrant in the Exchange Offer (as defined herein), assuming that all outstanding 1,868,056 shares of the $1.00 Preferred Stock are tendered in the Exchange Offer. Pursuant to Rule 457(c), the market value of the $1.00 Exchangeable Preferred Stock was based upon the average of the high and low prices ($3.875 and $3.750, respectively) reported in the consolidated reporting system as of July 31, 1996.

(2) Previously paid by the Registrant on August 6, 1996 in connection with the initial filing of this Registration Statement on Form S-4.

                         ------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    This Amendment No. 4 amends and supplements the Proxy Statement/Prospectus on Form S-4 which relates to the offer by Datapoint Corporation to exchange for each share of its Preferred Stock, par value $0.25 per share, 3.25 shares of the Common Stock of Datapoint Corporation upon the terms and subject to the conditions set forth in the Proxy Statement/Prospectus dated October 31, 1996 and in the related Letter of Transmittal for the $1.00 Exchangeable Preferred Stock of the Company.

ITEM 21  EXHIBITS AND FINANCIAL STATEMENTS

    The Exhibit Index is hereby amended by deleting the reference to Exhibit 27(a) set forth therein and adding a reference to Exhibit 99(g) as set forth on the Exhibit Index attached hereto and made a part hereof.

                                   SIGNATURES

    After due inquiry and to the best of its knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.

Dated: October 31, 1996

                                                DATAPOINT CORPORATION
                                            By:_/s/ Gerald N. Agranoff__________
                                              Gerald N. Agranoff
                                              Vice President and General Counsel

                                 EXHIBIT INDEX

                                                                         SEQUENTIALLY
 EXHIBIT                                                                  NUMBERED
 NUMBER                      DESCRIPTION OF EXHIBITS                       PAGES
---------  ------------------------------------------------------------  ----------

 (3)  (a)  Certificate of Incorporation of Datapoint Corporation, as
            amended (filed as Exhibit (3)(a) to the Company's Annual
            Report on Form 10-K for the year ended July 31, 1993, and incorporated herein by reference).
 (3)  (b)  Bylaws of Datapoint Corporation, as amended (filed as
            Exhibit (3)(b) to the Company's Annual Report on Form 10-K for the year ended August 1, 1992, and incorporated herein by reference).
 (4)  (a)  Debenture holder Notice of Adjustment to Conversion Rate, dated as of June 11, 1981, between Datapoint Corporation and Continental Illinois Bank and Trust Company of Chicago, as Trustee, providing for 8 7/8% Convertible Subordinated
            Debentures Due 2006 (filed as Exhibit (4)(a) to the
            Company's Annual Report on Form 10-K for the year ended
            July 27, 1985 and said Indenture filed as Exhibit 4 to the Company's Registration Statement on Form S-116 (No.
            2-72395), each incorporated herein by reference).
 (4)  (b)  Certificate of Designation, Preferences, Rights and
            Limitations of Series of $1.00 Preferred Stock (filed as
            Exhibit (4)(e) to the Company's Registration Statement on
            Form S-4 dated April 30, 1992 and incorporated herein by reference).
(10)  (a)  1983 Employee Stock Option Plan (filed as Exhibit (4)(a)(4)
            to the Company's Registration Statement on Form S-8 dated
            November 9, 1983 and incorporated herein by reference).
(10)  (b)  1985 Director Stock Option Plan (filed as Exhibit (10)(i) to the Company's Annual Report on Form 10-K for the year ended
            August 11, 1987 and incorporated herein by reference).
(10)  (c)  1986 Employee Stock Option Plan (filed as Exhibit (10)(h) to the Company's Annual Report on Form 10-K for the year ended
            August 1, 1987 and incorporated herein by reference).
(10)  (d)  1991 Director Stock Option Plan (filed as Exhibit (10)(b)(2)
            to Amendment No. 1 dated February 6, 1992 to the Company's
            Registration Statement on Form S-4 (Registration No.
            33-44097) and incorporated herein by reference).
(10)  (e)  1992 Employee Stock Option Plan (filed as Exhibit (4)(a)(4)
            to the Company's Registration Statement on Form S-8 dated
            January 19, 1993 and incorporated herein by reference).
(10)  (f)  Agreement for Transfer of Assets and Liabilities in Exchange
            for Stock, dated as of June 28, 1985, between the Company and Intelogic Trace, Inc. (filed as Exhibit (10)(a) to the
            Company's Current Report on Form 8-K dated July 28, 1985 and incorporated herein by reference).
(10)  (g)  Master Maintenance Agreement, dated as of June 28, 1985, between the Company and Intelogic Trace, Inc. (filed as
            Exhibit (10)(b) to the Company's Current Report on Form 8-K dated July 28, 1985 and incorporated herein by reference).
(10)  (h)  Maintenance Agreement regarding open systems products between the Company and Intelogic Trace, Inc., (filed as
            Exhibit (10)(g) to the Company's Annual Report on Form 10-K for the year ended August 1, 1992, and incorporated herein by reference).

                                                                         SEQUENTIALLY
 EXHIBIT                                                                  NUMBERED
 NUMBER                      DESCRIPTION OF EXHIBITS                       PAGES
---------  ------------------------------------------------------------  ----------
(10)  (i)  Agreement between the Company and Arbitrage Securities
            Company, as amended (filed as Exhibit (10)(f) to the
            Company's Annual Report on Form 10-K for the year ended
            July 29, 1989 and incorporated herein by reference).
(10)  (j)  Indemnity Agreements with Officers and Directors (filed as
            Exhibit (10)(f) to the Company's Annual Report on Form 10-K
            for the year ended August 1, 1987 and incorporated herein
            by reference).
(10)  (k)  First Amendment to Indemnification Agreement with certain
            Officers and Directors, (filed as Exhibit (10)(h) to the
            Company's Annual Report on Form 10-K for the year ended
            July 28, 1990 and incorporated herein by reference).
(10)  (l)  Second Amendment to Employment Agreement with A.B. Edelman
            (said amendment filed as Exhibit (10)(h)(3) to the
            Company's Registration Statement on Form S-4 dated April
            30, 1992), amending Employment Agreement dated January 9,
            1991 (said agreement filed as Exhibit (10)(j) to the
            Company's Annual Report on Form 10-K for the year ended
            July 28, 1990), as amended by Amendment No. 1 dated
            December 1, 1990 (said amendment filed as Exhibit (10)(i)
            to the Company's Annual Report on Form 10-K for the year
            ended July 27, 1991), each of which are incorporated herein by reference.
(10)  (m)  Employment Agreement with D. Berger (filed as Exhibit
            (10)(m) to the Company's Annual Report on Form 10-K for the
            Year ended July 31, 1993 and incorporated herein by
            reference).
(10)  (n)  Employment Agreement with J. Berger (filed as Exhibit
            (10)(n) to the Company's Annual Report on Form 10-K for the
            Year ended August 1, 1992 and incorporated herein by
            reference).
(10)  (o)  Employment Agreement with K.L. Thrower (filed as Exhibit
            (10)(o) to the Company's Annual Report on Form 10-K for the
            Year ended August 1, 1992 and incorporated herein by
            reference).
(10)  (p)  First Amendment to the Grantor Trust Agreement dated June
            18, 1991 (filed as Exhibit (10)(n) to the Company's Annual
            Report on Form 10-K for the year ended July 27, 1991 and
            incorporated herein by reference).
(10)  (q)  Manufacturing facilities Agreement of Lease between the
            Company and Willis and Cox Associates, dated June 21, 1991
            (filed as Exhibit (10)(q) to the Company's Annual Report on
            Form 10-K for the Year ended August 1, 1992 and
            incorporated herein by reference).
(10)  (r)  Employment Agreement with D. Bencsik (filed as Exhibit
            (10)(r) to the Company's Annual Report on the Form 10-K for
            the Year ended July 30, 1994 and incorporated herein by
            reference).
(10)  (s)  Employment Agreement with G. Agranoff and Amendment No. 1 to
            Employment Agreement (filed as Exhibit (10)(s) to Amendment
            No. 2 to the Company's Registration Statement on Form S-4
            filed on September 27, 1996 and incorporated herein by
            reference).
(10)  (t)  Employment Agreement with B. Thomas (filed as Exhibit
            (10)(t) to Amendment No. 2 to the Company's Registration
            Statement on Form S-4 filed on September 27, 1996 and
            incorporated herein by reference).
(10)  (u)  Employment Agreement with P. Krumb (filed as Exhibit (10)(u)
            to Amendment No. 2 to the Company's Registration Statement
            on Form S-4 filed on September 27, 1996 and incorporated
            herein by reference).

                                                                         SEQUENTIALLY
 EXHIBIT                                                                  NUMBERED
 NUMBER                      DESCRIPTION OF EXHIBITS                       PAGES
---------  ------------------------------------------------------------  ----------
(10)  (v)  Settlement Agreement with NTI (filed as Exhibit (10)(v) to
            Amendment No. 2 to the Company's Registration Statement on
            Form S-4 filed on September 27, 1996 and incorporated
            herein by reference).
(10)  (w)  Umbrella Acquisition Agreement between Kalamazoo and
            Datapoint (filed as Exhibit 2 to the Company's Current
            Report on Form 8-K dated June 25, 1996 and incorporated
            herein by reference).
(10)  (x)  Form of Agreement for sale of assets of Datapoint Group
            Vendor and Kalamazoo (filed as Exhibit 3 to the Company's
            Current Report on Form 8-K dated June 25, 1996 and
            incorporated herein by reference).
(10)  (y)  Agreement for sale of DARTS Software (filed as Exhibit 4 to the Company's Current Report on Form 8-K dated June 25,
            1996 and incorporated herein by reference).
(23)  (a)  Consent of Independent Auditors.
(23)  (b)  Letter dated October 21, 1996 from Independent Auditors regarding Consolidated financial statements as of July 27,
            1996 and July 29, 1995 and for each of the three fiscal
            years in the period ended July 27, 1996.
(23)  (c)  Consent of Patricof & Co. Capital Corporation.
(99)  (a)  Form of Proxy to be used in soliciting the Holders of
            Datapoint Corporation $1.00 Exchangeable Preferred Stock
            (filed as Exhibit 99(a) to Amendment No. 3 to the Company's
            Registration Statement on Form S-4 filed on October 31,
            1996 and incorporated herein by reference).
(99)  (b)  Form of Proxy to be used in soliciting the Holders of
            Datapoint Corporation Common Stock, par value $.25 per
            share (filed as Exhibit 99(b) to Amendment No. 3 to the
            Company's Registration Statement on Form S-4 filed on
            October 31, 1996 and incorporated herein by reference).
(99)  (c)  Form of Letter of Transmittal to be used by the Holders of
            Datapoint Corporation $1.00 Exchangeable Preferred Stock
            (filed as Exhibit 99(c) to Amendment No. 3 to the Company's
            Registration Statement on Form S-4 filed on October 31,
            1996 and incorporated herein by reference).
(99)  (d)  Form of Notice of Guaranteed Delivery (filed as Exhibit
            99(d) to Amendment No. 3 to the Company's Registration
            Statement on Form S-4 filed on October 31, 1996 and
            incorporated herein by reference).
(99)  (e)  Analysis of Corporate Capital Consultants, Inc. contained in a presentation to the Independent Committee of Datapoint
            Corporation (filed as Exhibit 99(e) to Amendment No. 2 to
            the Company's Registration Statement on Form S-4 filed on
            September 27, 1996 and incorporated herein by reference).
(99)  (f)  Analysis of Patricof & Co. Capital Corp. contained in a presentation to the Board of Directors of Datapoint
            Corporation (filed as Exhibit 99(f) to Amendment No. 2 to
            the Company's Registration Statement on Form S-4 filed on
            September 27, 1996 and incorporated herein by reference).
**(99) (g) Schedule II, Datapoint Corporation and Subsidiaries,
            Valuation and Qualifying Accounts and Reserves.

------------------------
**  Filed herewith.